Restructuring and Divestiture Charges	12 Months Ended
	Sep. 29, 2012	Jun. 30, 2012 GEN-PROBE INCORPORATED [Member]	Dec. 31, 2011 GEN-PROBE INCORPORATED [Member]
Restructuring and Divestiture Charges
4.	Restructuring and Divestiture Charges

In addition to monitoring the global macro-economic environment and impact on its businesses and products, the Company also evaluates its operations for opportunities to improve operational effectiveness and efficiency and to better align expenses with revenues. As a result of these assessments, the Company has undertaken various restructuring actions. These actions are described below. The following table displays charges taken related to restructuring actions in fiscal 2012 and a rollforward of the charges to the accrued balances at September 29, 2012. Such initiatives were not significant in fiscal 2011 and 2010.

Statement of Operations	Abandonment of Adiana Product Line	Consolidation of Diagnostics Operations	Closure of Indianapolis Facility	Other Operating Cost Reductions	Total

Non-cash impairment charge	$16,316	$585	$—	$—	$16,901
Purchase orders and other contractual obligations	3,099	—	—	—	3,099
Workforce reductions	128	14,202	879	40	15,249
Facility closure costs	—	—	—	430	430
Other	—	—	900	—	900

Total charges	$19,543	$14,787	$1,779	$470	$36,579

Recorded to cost of product sales	$19,064	$—	$—	$—	$19,064

Recorded to restructuring	$479	$14,787	$1,779	$470	$17,515

Rollforward of Accrued Restructuring

Total charges	$19,543	$14,787	$1,779	$470	$36,579
Non-cash impairment charges	(16,316)	(585)	—	—	(16,901)
Stock compensation	—	(3,500)	—	—	(3,500)
Severance payments	(128)	(2,423)	—	(78)	(2,629)
Purchase orders and other contractual obligations payments	(2,572)	—	—	—	(2,572)
Other payments	—	—	—	(430)	(430)
Acquired	—	83	—	—	83
Foreign exchange and other adjustments	—	22	—	91	113

Balance at September 29, 2012	$527	$8,384	$1,779	$53	$10,743

Abandonment of Adiana Product Line

At the end of the second quarter of fiscal 2012, the Company decided to cease manufacturing, marketing and selling its Adiana system, which was a product line within the Company’s GYN Surgical reporting segment. Management determined that the product was not financially viable and would not become so in the foreseeable future. In addition, the Company settled its intellectual property litigation regarding the Adiana system with Conceptus as discussed in Note 13. As a result, in the second quarter of fiscal 2012, the Company recorded a charge of $18.3 million and recorded additional adjustments in fiscal 2012 resulting in an aggregate charge of $19.5 million. Of the total charge, $19.1 million was recorded within cost of product sales and $0.4 million was recorded in restructuring. The amount recorded in cost of product sales comprised impairment charges of $9.9 million to record inventory at its net realizable value, $6.5 million to write down certain manufacturing equipment and equipment placed at customer sites to its fair value that had no further utility, and $2.7 million for outstanding contractual purchase orders of raw materials and components that will not be utilized and other contractual obligations. In connection with this action, the Company terminated certain manufacturing and other personnel primarily at its Costa Rica location, resulting in severance charges of $0.1 million, and incurred other contractual charges of $0.3 million. All identified employees were terminated and paid as of September 29, 2012.

Consolidation of Diagnostics Operations

In connection with its acquisition of Gen-Probe, the Company implemented restructuring actions to consolidate its Diagnostics business, such as streamlining product development initiatives, reducing overlapping functional areas such as sales, marketing and general and administrative functions, and consolidation of manufacturing resources, field services and support. As a result, the Company terminated certain employees from Gen-Probe and its legacy diagnostics business in research and development, sales, marketing, and general and administrative functions. The Company recorded severance and benefit charges of $13.3 million related to this action pursuant to ASC 420, Exit or Disposal Cost Obligations. The majority of these employees ceased working in the fourth quarter of fiscal 2012 and their full severance charge was recorded in the fourth quarter of fiscal 2012. In addition, certain of the terminated Gen-Probe employees had unvested stock options and their vesting terms were accelerated as a result of termination. As such, the severance charges include $3.5 million of stock-based compensation expense. The Company expects to record an additional $1.1 million for severance in fiscal 2013.

In addition, the Company will move its legacy molecular diagnostics operations from Madison, Wisconsin to San Diego, California. This transfer is expected to be finalized by the end of calendar 2014 and the majority of employees in Madison will be terminated in fiscal 2013 and 2014. The Company is recording severance and benefit charges pursuant to ASC 420 and estimates the total severance and benefits charge to be approximately $6.4 million, which will be recorded ratably over the estimated service period of the affected employees. The Company recorded $0.9 million in fiscal 2012. The Company has also recorded non-cash charges of $0.6 million as a result of exiting certain research projects. Additional charges, which are not expected to be significant, will be recorded as the manufacturing operation is transferred and the facility is closed down. These charges will be recorded as they are incurred.

Closure of Indianapolis Facility

In the fourth quarter of fiscal 2012, the Company finalized its decision to transfer production of its interventional breast products, which are included within the Breast Health reporting segment, from its Indianapolis facility to its facility in Costa Rica. The transfer is expected to be completed in the first half of calendar 2014 and all employees at that location will be terminated. The Company is recording severance and benefit charges pursuant to ASC 420 and estimates the total severance and benefits charge to be approximately $7.0 million, which will be recorded ratably over the estimated service period of the affected employees. The Company recorded $0.9 million of severance benefits in fiscal 2012. In addition, the Company recorded $0.9 million for amounts owed to the state of Indiana for employment credits. Additional charges, which are not expected to be significant, will be recorded as the manufacturing operation is transferred and the facility is closed down. These charges will be recorded as they are incurred.

Consolidation of Selenium Panel Coating Production

During the third quarter of fiscal 2012, the Company finalized its decision to consolidate its Selenium panel coating process and transfer the production line to its Newark, Delaware facility from its Hitec-Imaging German subsidiary. This production line is included within the Breast Health segment. The transfer is expected to be completed in the second half of fiscal 2013. In connection with this consolidation plan, the Company expects to terminate certain employees, primarily manufacturing personnel. Severance charges will be recorded pursuant to ASC 420 because the severance benefits qualify as one-time employee termination benefits, which are currently being negotiated between the Company and the local works council on behalf of the employees. Since the benefit amount is not determinable nor has any severance benefit been communicated to the affected employees, no charge has been recorded as of September 29, 2012. Employees must continue to be employed by the Company until their employment is involuntarily terminated in order to receive the severance benefit. As such, the severance benefit will be recognized ratably over the required service period once the individual severance benefits are known and communicated to the employees. The Company expects to incur between $1.2 million and $1.4 million for severance charges.

Other Operating Cost Reductions

During the second quarter of fiscal 2012, the Company abandoned certain lease space and recorded charges of $0.4 million to terminate the leases and write-off related leasehold improvements that have no further utility. The obligation to the landlord was paid in the third quarter of fiscal 2012. During the fourth quarter of fiscal 2012, the Company terminated the employment of certain individuals and recorded a severance and benefits charge of $0.1 million, which was partially offset by the reversal of severance charges recorded in fiscal 2011.

Fiscal 2011 and 2010 Charges

In the fourth quarter of fiscal 2011, the Company terminated the employment of certain individuals and recorded a severance and benefits charge of $0.3 million, all of which was unpaid as of September 24, 2011. In addition, in the fourth quarter of fiscal 2011, the Company sold a minor non-core product line for $1.1 million resulting in a net gain of $0.4 million.

In the fourth quarter of fiscal 2010, the Company terminated the employment of certain employees in connection with completing the Sentinelle Medical acquisition. As a result, the Company recorded a severance and benefits charge of $0.9 million. In addition, during fiscal 2010, the Company recorded additional charges of $0.7 million in connection with closing and sale of its organic photoconductor drum coatings manufacturing facility in Shanghai, China.

Note 2.	Restructuring Activities

Following its acquisition of Tepnel Life Sciences plc (“Tepnel”) in April 2009, the Company had four locations in the United Kingdom (“UK”): Manchester, Cardiff, Livingston, and Abingdon. In order to accommodate the anticipated growth in the business and to optimize expenses, the Company decided to consolidate its UK operations to Manchester and Livingston. This consolidation was communicated internally in May 2010. The Company completed the consolidation during the second quarter of 2012 and spent approximately $4.5 million on the consolidation activities since inception. These expenses included termination costs, including severance costs related to the elimination of certain redundant positions and relocation costs for certain key employees, and site closure costs.

During the six months ended June 30, 2012, the Company recorded approximately $1.2 million of termination and site closure costs. These amounts are included in general and administrative expenses in the Company’s consolidated statements of income. Through June 30, 2012, the Company recorded approximately $5.0 million of cumulative termination and site closure costs related to these restructuring activities.

GEN-PROBE INCORPORATED

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

The following table summarizes the restructuring activities accounted for under ASC Topic 420 for the six months ended June 30, 2012, as well as the remaining restructuring accrual on the Company’s consolidated balance sheets as of June 30, 2012 (in thousands):

	Termination Costs	Site Closure Costs	Total
Restructuring reserves at December 31, 2011	$267	$440	$707
Charged to expenses	707	473	1,180
Amounts paid	(543)	(569)	(1,112)
Foreign currency translation	5	3	8

Restructuring reserves at June 30, 2012	$436	$347	$783

Note 3.	Consolidation of UK Operations

Following its acquisition of Tepnel in April 2009, the Company had four locations in the UK: Manchester, Cardiff, Livingston and Abingdon. In order to accommodate the anticipated growth in the business and to optimize expenses, the Company decided to consolidate its UK operations to Manchester and Livingston. This consolidation was communicated internally in May 2010. Consolidation activities related to the employees and facilities are being accounted for under ASC Topic 420, Exit or Disposal Costs (“ASC Topic 420”). The Company estimates that expenses related to this consolidation will total approximately $4.5 million and be incurred over a two-year period, as the consolidation will occur in phases. These expenses will include termination costs, including severance costs related to the elimination of certain redundant positions and relocation costs for certain key employees, and site closure costs.

During the years ended December 31, 2011 and 2010, the Company recorded approximately $2.7 million and $1.1 million of termination and site closure costs, respectively. These amounts are included in general and administrative expenses in the Company’s consolidated statements of income.

The following table summarizes the restructuring activities accounted for under ASC Topic 420 for the years ended December 31, 2011 and 2010, as well as the remaining restructuring accrual recorded on the Company’s consolidated balance sheets as of December 31, 2011 (in thousands):

	Termination Costs	Site Closure Costs	Total
Restructuring reserves as of December 31, 2009	$—	$—	$—
Charged to expenses	496	625	1,121
Amounts paid	(207)	(547)	(754)
Foreign currency translation	(2)	—	(2)

Restructuring reserves at December 31, 2010	287	78	365
Charged to expenses	805	1,916	2,721
Amounts paid	(834)	(1,529)	(2,363)
Foreign currency translation	9	(25)	(16)

Restructuring reserves as of December 31, 2011	$267	$440	$707